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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 24, 1996

                                    KTI, INC.

               (Exact name of Registrant as specified in Charter)

       New Jersey                  33-85234                22-2665282
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(State or other juris-            (Commission              (IRS Employer
diction of incorporation)         File Number)             Identification
                                                           Number)

7000 Boulevard East, Guttenberg, New Jersey                                07093
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(Address of principal executive office)                               (Zip Code)

Registrant's telephone number including area code-                (201) 854-7777
                                                   -----------------------------


                                 Not Applicable
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         (Former name and former address, as changed since last report)
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ITEM 5.  OTHER EVENTS

On October 24, 1996 KTI, Inc. (the "Company" or the "Registrant") executed a Note Purchase Agreement with WEXFORD KTI LLC, a Delaware limited liability company ("WEXFORD"). Pursuant to the Note Purchase Agreement, the Company issued an 8%, $5,000,000 convertible subordinated note (the "Note") to WEXFORD. The
Note is due on October 31, 2002 and is convertible into the Company's common stock at a conversion price of $8.50 per share. The Notes are subordinated to bank debt. The Note Purchase Agreement has customary and usual covenants, including limitations on incurring additional indebtedness and on incurring liens on assets. The $8.50 per share conversion price may be adjusted in certain circumstances under antidilution provisions. Of the proceeds, $4,300,000 is to fund certain designated acquisitions. The balance is for transaction costs, which are estimated at $200,000, and working capital.

Also on October 24, 1996, KTI announced that Robert Davies, Executive Vice President of Wexford Management LLC, had been elected to its Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number             DESCRIPTION
--------------             -----------
4.1                        Note Purchase Agreement dated as of October
                           23, 1996 between KTI, Inc. and WEXFORD KTI
                           LLC. The schedules to this exhibit do not
                           contain information which is material to an
                           investment decision and which is not
                           otherwise disclosed in the Note Purchase
                           Agreement. The contents of the schedules
                           include, among other thing, list of
                           outstanding warrants and options, list of
                           registration rights agreements, list of
                           subsidiaries of the Company, schedule of
                           pending litigation and a schedule of
                           permitted indebtedness. The Company hereby
                           agrees to furnish supplementally a copy of
                           any omitted schedule to the Commission upon
                           request.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     KTI, Inc.
                                                     ---------------------------
                                                     (Registrant)

Dated:            October 24, 1996          By:      /s/ Martin J. Sergi
                                                     ---------------------------
                                                     Name:    Martin J. Sergi
                                                     Title:   President
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                                 EXHIBIT INDEX



EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
4.1                        Note Purchase Agreement dated as of October
                           23, 1996 between KTI, Inc. and WEXFORD KTI
                           LLC. The schedules to this exhibit do not contain information which is material to an investment decision and which is not otherwise disclosed in the Note Purchase
                           Agreement. The contents of the schedules include, among other thing, list of outstanding warrants and options, list of registration rights agreements, list of subsidiaries of the Company, schedule of pending litigation and a schedule of permitted indebtedness. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.